UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 31, 2014

HYBRID COATING TECHNOLOGIES INC.
(Exact name of registrant as specified in its charter)

Nevada	000-53459	20-3551488
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

950 John Daly blvd, Suite 260, Daly City, CA 94015	94015
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (650) 491-3449

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On March 31, 2014, Hybrid Coating Technologies Inc. (the “Company”), through its wholly owned subsidiary Nanotech Industries International Inc. (“NTI”), and Nanotech Industries Inc. (the “Licensor”) entered into a Fifth Amendment (“Fifth Amendment Agreement”) to the Licensing Agreement previously entered into by and between the Parties on July 12, 2010, amended on March 17, 2011, on July 7, 2011, on June 28, 2013 and on December 13, 2013. The Licensing Agreement was previously filed with the SEC as an exhibit to our Current Report on Form 8-K filed on October 18, 2011, the Amendment to the Licensing Agreement was filed with the SEC as an exhibit to our Current Report on Form 8-K on March 21, 2011, the Second Amendment to the Licensing Agreement was filed with the SEC as an exhibit to our Current Report on Form 8-K on July 8, 2011, the Third Amendment to the Licensing Agreement was filed with the SEC as an exhibit to our Current Report on Form 8-K filed on June 28, 2013 and the Fourth Amendment to the Licensing Agreement was filed with the SEC as an exhibit to our Current Report on Form 8-K filed on December 13, 2013. The Fifth Amendment to the Licensing Agreement is intended to modify the Licensing Agreement as follows and no other changes are being made by means of this filing:

1.

Pursuant to the terms of the Licensing Agreement, the license to sell and manufacture the LICENSOR Product granted by the Licensor to NTI has been expanded to include synthetic leather, sealants and adhesives (“Added Applications”). The term LICENSOR Product has thus been modified and shall be defined in the Agreement as follows: environmentally safe coatings, polyurethane foam for the textile industry, synthetic leather, sealants and adhesives.

2.

In consideration for the Added Applications, NTI shall pay the Licensor an amount equal to US $2,000,000 (two million USD) (“Consideration”), to be paid within 36 (thirty-six) months of the execution of this Fifth Amendment Agreement (“Deadline”). Should NTI not pay the Consideration within the Deadline, NTI shall lose all rights to the Added Applications, and the Added Applications shall be removed from the Licensor PRODUCT definition.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

Exhibit
No.	Description

10.1	Fifth Amendment to the Licensing Agreement, dated March 31 , 2014
10.2	Licensing Agreement, dated July 12, 2010 (1)
10.3	Amendment to the Licensing Agreement, dated March 17, 2011 (2)
10.4	Second Amendment to the Licensing Agreement, dated July 7, 2011 (3)
10.5	Third Amendment to the Licensing Agreement, dated June 28, 2013 (4)
10.6	Fourth Amendment to the Licensing Agreement, dated December 13, 2014 (5)

Note

(1)Previously filed with the SEC as an exhibit to our Current Report on Form 8-K filed on October 18, 2011.
(2)Previously filed with the SEC as an exhibit to our Current Report on Form 8-K filed on March 21, 2011.
(3)Previously filed with the SEC as an exhibit to our Current Report on Form 8-K filed on July 8, 2011.
(4) Previously filed with the SEC as an exhibit to our Current Report on Form 8-K filed on June 28, 2013.
(5) Previously filed with the SEC as an exhibit to our Current Report on Form 8-K filed on December 13, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 31 , 2014	HYBRID COATING TECHNOLOGIES INC.

By:/s/:Joseph Kristul
Joseph Kristul
President and Chief Executive Officer